Exhibit 3.18

[ILLEGIBLE]
☐	Check here if you use a preparer and do not want Personal Property forms mailed to you next year.	DEPARTMENT OF ASSESSMENTS AND TAXATION
PERSONAL PROPERTY DIVISION
		301 West Preston Street						1994
		Baltimore, Maryland 21201-2395						Return Due Date
		410-225-1170						April 15, 1994
		MRS 1-800-735-2258 TT/VOICE						Date Received
		PERSONAL PROPERTY RETURN AS OF JANUARY 1, 1994						by Department
FOR
__________
			Type of Corporation	Filing Fee		Type of Corporation	Filing Fee
	CHECK	☒	Domestic Stock	$100.00	☐	Foreign Non Stock	– 0 –
	ONE	☐	Foreign Stock	$100.00	☐	Foreign Insurance	– 0 –
		☐	Domestic Non Stock	– 0 –	☐	Foreign Interstate	– 0 –	__________
Make								DAYS LATE
Address
Corrections	Name of
Here	Corporation
Bayside Street, Inc.
	Mailing Address		905 W. Eisenhower Circle
☐	Check here if this is a change of address
Ann Arbor, MI 48103

          DETACH TOGETHER PAGES [ILLEGIBLE] AT PERFORATION
INCLUDE CORPORATE I.D. [ILLEGIBLE] ON CHECK
PLEASE STAPLE CHECK HERE

Type or Print ☐ F
Corporate I.D. Number Here ☐ D__ __ __ __ __ __ __

Corporate I.D. #	}→									FILING FEE $100.00
INSERT: D FOR DOMESTIC F FOR FOREIGN		D	3	7	8	9	9	2	2

Federal Employer
Identification Number:	3	8	3	1	6	0	0	2	6

SECTION I

a.	Date of incorporation 12-20-93 State of incorporation Maryland

B.	Nature of business conducted in Maryland None

C.	Does the charter of the corporation authorize the issuance of capital stock? YES If yes, Include $100 Filing Fee.
(Yes or No)

D.	Does the corporation do any part of its business in the State of Meryland? NO Date began ________________________
(Yes or No)

E.	If answer is Yes to question D above, complete this section:

IMPORTANT: Show exact location of all personal property owned and used in the State of Maryland, including county, city, town, and street address. (P.O. Boxes are not acceptable). This assures proper distribution of assessments. If property is located in two or more Jurisdictions provide breakdown by locations or obtain Form 3 from the Department.

(County)

	(Address, Number and Street)	(Zip Code)

☐ Check here if this location has changed from the 1993 return.

	Is the property located inside the limits of an incorporated town? ________ What town?		(Incorporated Town)
(Yes or No)

F.	Names and addresses of officers:
OFFICERS
Names	Addresses

President Essel W. Bailey, Jr.	905 W. Eisenhower Circle. #110

Vice-President Joseph Rzepka	Ann Arbor, MI 48103

Sr. V.P. F. Scott Kellman	_______________________________________________________

Treasurer _________________________________________________	_______________________________________________________

Names of directors:
DIRECTORS
Names	Names
________________________________________________________	_______________________________________________________

Essel W. Bailey, Jr.	_______________________________________________________

Joseph Rzepka	_______________________________________________________

Laurie Fulkerson	_______________________________________________________

________________________________________________________	_______________________________________________________

STATE OF MARYLAND	260149

DEPARTMENT OF
ASSESSMENTS AND TAXATION
301 West Preston Street Baltimore, Maryland 21201

Charter # D 03789922

DATE: DECEMBER 22, 1993

          THIS IS TO ADVISE YOU THAT THE ARTICLES OF INCORPORATION FOR BAYSIDE STREET, INC. WERE RECEIVED AND APPROVED FOR RECORD ON DECEMBER 22, 1993 AT 11:23 AM.

FEE PAID:          70.00

PAUL B. ANDERSON CORPORATE ADMINISTRATOR

AT5-031

ARTICLES OF INCORPORATION
OF
BAYSIDE STREET, INC.

* * * * *

          WE, THE UNDERSIGNED, Claudia L. Saari, whose post-office address is 30600 Telegraph Road, Ste. 3275, Bingham Farms, Michigan 48025, and Michael R. Dalida, whose post-office address is 30600 Telegraph Road, Ste. 3275, Bingham Farms, Michigan 48025, each being at least eighteen years of age, do, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves as incorporators with the intention of forming a corporation.

          FIRST: The name of the corporation is

BAYSIDE STREET, INC.

          SECOND: The purposes for which the corporation is formed are:

          To engage in any or all lawful business for which corporations may be organized under the Maryland General Corporation Law.

          THIRD: The post-office address of the principal office of the corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post-office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

RECEIVED

[ILLEGIBLE]

          FOURTH: The total number of shares of stock which the corporation shall have authority to issue is ten (10) shares, all of one class, of the par value of One Dollar ($1.00) each and of the aggregate par value of Ten Dollars ($10.00).

          FIFTH: The number of directors of the corporation shall be three (3), which may be changed in accordance with the by-laws of the corporation The names of the directors who shall act until the first annual meeting or until their successors are duly chosen and qualify are:

Essel W. Bailey

Joseph L. Rzepka

Laurie W. Fulkerson

          SIXTH: The duration of the corporation shall be perpetual.

          IN WITNESS WHEREOF, the undersigned incorporators of BAYSIDE STREET, INC. who executed the foregoing Articles of Incorporation hereby acknowledge the same to be their act and further acknowledge that, to the best of their knowledge the matters and facts set forth therein are true in all material respects under the penalties of perjury.

          Dated the 20th day of December, 1993.

/s/ Claudia L. Saari
Claudia L. Saari, (Incorporator)

/s/ Michael R. Dalida
Michael R. Dalida, (Incorporator)

CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1.     The name of the resident agent is The Corporation Trust Incorporated.

2.     The old address of the resident agent is:

                         32 South Street
                         Baltimore, Maryland 21202

3.     The new address of the resident agent is:

                         300 East Lombard Street
                         Baltimore, Maryland 21202

4.     Notice of the above changes are being sent to the business entities on the attached list.

5.     The above changes are effective when this document is filed with the Department of Assessments and Taxation.

/s/ Kenneth J. Uva
Kenneth J. Uva
Assistant Secretary

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 3 page document on file in this office. DATED: 8-6-10.

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

STATE DEPARTMENT OF ASSESSMENTS
AND TAXATION

APPROVED FOR RECORD

11-17-97 at 8:30 [ILLEGIBLE]

RESIDENT AGENT’S NOTICE OF CHANGE OF ADDRESS

I certify that I,	The Corporation Trust Incorporated	,

am the resident agent of	See Attached list for entities
(Name of Entity)

organized under the laws of	Maryland	. My address as resident
(State)

agent has changed from	The Corporation Trust Incorporated

300 East Lombard Street, Baltimore, Maryland 21201

to	Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201	.

☐ (CHECK IF APPLICABLE) The old and new addresses of the resident agent are also the old and new addresses of the principal office of this entity in Maryland.

The above named entity has been advised by me in writing of this change.

CUST ID: 0002357233
WORK ORDER: 0001800271
DATE: 12-09-2009 09:54 AM
AMT. PAID: $30,000.00

/s/ [ILLEGIBLE]
Resident Agent

Mail to:	State Department of Assessments & Taxation
301 W. Preston Street
Room 801
Baltimore, MD 21201-2395

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 3 page document on file in this office. DATED: 8-6-10.
STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

By: [ILLEGIBLE], Custodian This stamp replaces our previous certification system. Effective: 6/95